Listing Report:Supplement No. 24 dated Mar 17, 2011 to Prospectus dated Mar 04, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Mar 04, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Mar 04, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 497361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$604.28

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1984	Debt/Income ratio:	14%
Credit score:	680-699 (Mar-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 12	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	54	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$40,631	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	well-mannered-note620	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for 2011
Purpose of loan:
This loan will be used to pay for unexpected medical expenses for my family.

My financial situation:
I am a good candidate for this loan because my husband and I have solid jobs in the New Englad area. And we take our financial situation very seriously. Every loan, or credit card, we have signed up for has been re-paid on time.

Monthly net income: $ 10,833.00
Monthly expenses: $
Housing: $ 4501.00
Insurance: $ 185.00
Car expenses: $ 414.00
Utilities: $ 300.00
Phone, cable, internet: $ 140.00
Food, entertainment: $ 1,200.00
Clothing, household expenses: $ 1000.00
Credit cards and other loans: $ 2000.00
Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 498037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	18.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	10.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,202	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	camaraderi-sergeant8	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for a commercial fisherman
Purpose of loan:
This loan will be used to...purchase a plane ticket to southeast Alaska for the fishing season starting in June and ending in August, purchase fishing gear as needed, and pay for my expenses during the fishing season until I get paid for my contract on September 1.

My financial situation:
I am a good candidate for this loan because...My only expenses are student loans payments and credit card payments. I have always made payments on time.

I have worked two summers (2008 and 2010) as a commercial fisherman during the summer break from college and I have made $17500 and $24000 in each three-month period. Having recently graduated from college, I can now work more than just three months continuously per year. I expect my annual income in 2011 to be my highest yet.

Monthly net income: $ 2100
Monthly expenses: $ 400
Phone, cable, internet: $ 50
Credit cards and other loans: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 498237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	1.55%
Term:	36 months

Lender yield:	5.55%	Borrower rate/APR:	6.55% / 6.89%	Monthly payment:	$613.44

Lender servicing fee:	1.00%	Effective Yield*:	5.55%
		Estimated return*:	4.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-2003	Debt/Income ratio:	12%
Credit score:	720-739 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	9y 2m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,403	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	No
Screen name:	asset-bumblebee	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HLP Loan
Purpose of loan:
Interested in buying ownership shares at a large Dental Practice I work at. The practice employs over 30 people including 5 dentist and 1 specialist.

My financial situation:
I am a good candidate for this loan because I am a professional Operational Director for a very large and successful dental practice in NYC with an annual household income over $150k.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 498255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	8.70%
Term:	60 months

Lender yield:	21.49%	Borrower rate/APR:	22.49% / 24.76%	Monthly payment:	$334.78

Lender servicing fee:	1.00%	Effective Yield*:	20.98%
		Estimated return*:	12.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1985	Debt/Income ratio:	10%
Credit score:	700-719 (Mar-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	10y 11m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,219	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	43%
		Homeownership:	No
Screen name:	strawberry0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
strawberry0
Purpose of loan:
This loan will be used to...debt consolidation for myself and my son

My financial situation:
I am a good candidate for this loan because...I have an excellent job which I have held for 11 years. I am very stable in my life and I am also getting monthly social security payments

Monthly net income: $4000
Monthly expenses: $2100 (total of below expenses)
Housing: $1240
Insurance: $50
Car expenses: $60
Utilities: $60
Phone, cable, internet: $150
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $200
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 498443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$20,000	Estimated loss*:	3.50%
Term:	60 months

Lender yield:	10.90%	Borrower rate/APR:	11.90% / 13.25%	Monthly payment:	$443.88

Lender servicing fee:	1.00%	Effective Yield*:	10.87%
		Estimated return*:	7.37%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-1993	Debt/Income ratio:	16%
Credit score:	740-759 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,034	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	Yes
Screen name:	moola-fixer4	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bank Executive
Purpose of loan:
This loan will be used to pay off a loan to Beneficial Finance.

My financial situation:
I am a good candidate for this loan because I have been in banking for over 27 years and take great pride in maintaining great credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 498475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-2003	Debt/Income ratio:	47%
Credit score:	680-699 (Mar-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,798	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	inspired-commerce653	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 498493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	9.80%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.42%	Monthly payment:	$76.37

Lender servicing fee:	1.00%	Effective Yield*:	20.48%
		Estimated return*:	10.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1995	Debt/Income ratio:	21%
Credit score:	680-699 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 4	Length of status:	8y 2m
Amount delinquent:	$60	Total credit lines:	14	Occupation:	Religious
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,252	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	pathcrx	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	700-719 (May-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Need two garage doors
Purpose of loan: I will be using this loan in order to put two new garage doors on my house.

My financial situation: I'm in pretty good shape financially and my wife just graduated from college and will start her new job next week so we will finally have dual income.

I am a good candidate for this loan because this is my second loan with Prosper and my last loan was paid off within a year with no late payments. I also loan out money on prosper and have 25 active loans.

Monthly net income: $2400 (not including wife's new job)
Monthly expenses: $
Housing: $1200
Insurance: $110
Car expenses: $0
Utilities: $150
Phone, cable, internet: $90
Food, entertainment: $100
Clothing, household expenses: $0
Credit cards and other loans: $150
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 498505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$167.60

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	12.01%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-2005	Debt/Income ratio:	26%
Credit score:	620-639 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,913	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	purplepetal	Borrower's state:	California	Borrower's group:	AAAA Fund America
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	25 ( 100% )	620-639 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	680-699 (Feb-2010) 680-699 (Apr-2008) 580-599 (Aug-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Debt Consolidation
Purpose of loan:
This loan will be used to help me consolidate my credit card bills that charges me not just my arm and leg but my whole body.

My financial situation:
I am a good candidate for this loan because I pay my dues on time and have never defaulted on any of them at all.

Monthly net income: $4500.00
Monthly expenses: $1500.00
Housing: $500.00
Insurance: $135.00
Car expenses: $150.00
Utilities: $80.00
Phone, cable, internet: $60.00
Food, entertainment: $100.00
Clothing, household expenses: $150.00
Credit cards and other loans: $200.
Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 498511
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	14.70%
Term:	12 months

Lender yield:	25.69%	Borrower rate/APR:	26.69% / 35.84%	Monthly payment:	$287.60

Lender servicing fee:	1.00%	Effective Yield*:	24.52%
		Estimated return*:	9.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1990	Debt/Income ratio:	16%
Credit score:	700-719 (Mar-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	10y 2m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,253	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	return-utensil3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to... home improvements

My financial situation:
I am a good candidate for this loan because... good credit, bills always paid on time.

Monthly net income: $3500
Monthly expenses: $
Housing: $1600
Insurance: $100
Car expenses: $0
Utilities: $100
Phone, cable, internet: $50
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 498517
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	7.70%
Term:	36 months

Lender yield:	15.99%	Borrower rate/APR:	16.99% / 20.32%	Monthly payment:	$89.12

Lender servicing fee:	1.00%	Effective Yield*:	15.63%
		Estimated return*:	7.93%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1997	Debt/Income ratio:	15%
Credit score:	640-659 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$15,252	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	accord3	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	640-659 (Nov-2009) 640-659 (Oct-2009)
Principal balance:	$649.69	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
DebtConsolidation4HighAPRCreditCard
Purpose of loan:
This loan will be used to...Trying to refinance high APR credit card and/or consolidate with this loan

My financial situation:
I am a good candidate for this loan because...I have a stable career as a computer programmer and have started a new job with a stable company. I also receive some income from a rental property which helps stabilize my finances and I have been making steady payments of $36/mo for another Prosper loan for over a year. I have not had late or missed payments to any creditor in over 6 years.

Monthly net income: $6,117
Monthly expenses: $3,500
Housing: $1,100
Insurance: $130
Car expenses: $262
Utilities: $100
Phone, cable, internet: $230
Food, entertainment: $300
Clothing, household expenses: $150
Credit cards and other loans: $350
Other expenses: $880 for investment rental property (HOA/mortg)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 498529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$302.14

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1988	Debt/Income ratio:	19%
Credit score:	680-699 (Feb-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,067	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	fund-trapper7	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate
Purpose of loan: Debt Consolidation
This loan will be used to...Pay Debts

My financial situation: Good
I am a good candidate for this loan because...Great Payment record

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$201.43

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-2001	Debt/Income ratio:	20%
Credit score:	640-659 (Mar-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,054	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	No
Screen name:	reverent-benjamins3	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Minneapolis Recovery 2011
Purpose of loan: Consolidate payments to One Loan
This loan will be used to...To Pay down current debt faster

My financial situation: Is currently solid and Stable
I am a good candidate for this loan because...
I have been in good standing making payments to accounts on time. I also have Additional Yearly income from Veterans Disability of $1,082.00 a month.

Monthly net income: $1,950.00
Monthly expenses: $
Housing: $650.00
Insurance: $134.00
Car expenses: $320.00
Utilities: $50.00
Phone, cable, internet: $175.00
Food, entertainment: $200.00
Clothing, household expenses: $80.00
Credit cards and other loans: $150.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 497850
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	4.95%
Term:	36 months

Lender yield:	9.99%	Borrower rate/APR:	10.99% / 13.11%	Monthly payment:	$245.50

Lender servicing fee:	1.00%	Effective Yield*:	9.83%
		Estimated return*:	4.88%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1994	Debt/Income ratio:	29%
Credit score:	740-759 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 12	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,193	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	cobizguy	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	600-619 (Jan-2007)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Final Debt Repayment Steps
I am requesting this loan to make some additional steps toward paying off debt for good. I am looking to consolidate accounts that have interest rates of 29.99%, 24.5%, and 22.8%.

I am a good candidate for this loan because I have stable employment and very good on time payment history for all debt (including my prior Prosper loan that was paid on time and in full each month). The debt was accumulated during a period of under-employment and due to contributing to a business that is no longer operating.

Over the past roughly 3.5 years, I have paid off over $55,000 in debt. This includes nearly $48,000 in credit card debt, a prior Prosper loan of $5,000, and a car loan. I believe this demonstrates my commitment to my responsibilities and paying off debt.

Monthly net income: $4115
Housing: $1000
Utilities: $50
Phone, cable, internet: $125
Credit cards and other loans: $2000 (including paying above minimums and cards to be consolidated)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 498244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	18.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$152.42

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	10.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-2004	Debt/Income ratio:	21%
Credit score:	640-659 (Mar-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,000	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	satisfying-p2ploan1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for an auto purchase
Purpose of loan:
This loan will be used to purchase a motorcycle.

My financial situation:
I am a good candidate for this loan because I am currently working on getting rid of debt and have always paid my bills and loans on time if not early. I also almost always pay MORE then the minimum payment.

Monthly net income: $ 3000-3500
Monthly expenses: $
Housing: $ 500
Insurance: $ 380
Car expenses: $ 400
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $ 300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 498252
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	18.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	10.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-2005	Debt/Income ratio:	28%
Credit score:	660-679 (Mar-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	8y 10m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,222	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	elevated-auction5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate debt. I am looking to get rid of all of our credit cards except 1. I am tired of paying these separte monthly high rates every month. I want to make it one payment
My financial situation: Wildfire Credit Union
I am a good candidate for this loan because we are working very hard to improve our credit and we don't want to do anything to jepordize it.
My wife isn't on this loan, but she brings in an income as well.

Monthly net income: Approx. 3,200 sometimes more, depending on overtime.
Monthly expenses:
Housing: $ 807.00
Insurance: $ 130.00
Car expenses: $ 511.00 We just got this car. Utilities: $220.00 in winter 80.00 summer
Phone, cable, internet: $120.00
Food, entertainment: $ 200.
Clothing, household expenses: $ 50.00
Credit cards and other loans: $ 375.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 498300
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.70%
Term:	36 months

Lender yield:	18.49%	Borrower rate/APR:	19.49% / 22.87%	Monthly payment:	$553.56

Lender servicing fee:	1.00%	Effective Yield*:	18.06%
		Estimated return*:	9.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1995	Debt/Income ratio:	39%
Credit score:	780-799 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 10	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,778	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	Yes
Screen name:	grasshopper879	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting on Track to a better future
Purpose of loan:
This loan will be used to consolidate my families debt and to get back on track. We are intending on using this loan to pay off all of our credit cards. We want to do this at one interest rate and with one monthy payment.

My financial situation:
I am a good candidate for this loan because I make my payments on time, if not early; I am secure in my job (under a contract); my wife is secure in her job.

Monthly net income: $5100
Monthly expenses: $
Housing: $1400
Insurance: $200
Car expenses: $987
Utilities: $200
Phone, cable, internet: $125
Food, entertainment: $800 for groceries
Clothing, household expenses: $200
Credit cards and other loans: $1700
Other expenses: $125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 498364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$83.80

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	12.01%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1987	Debt/Income ratio:	18%
Credit score:	620-639 (Mar-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	8y 3m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$630	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	43	Bankcard utilization:	52%
		Homeownership:	Yes
Screen name:	Myvestments	Borrower's state:	Kansas	Borrower's group:	AAA LGBT Families helping LBGT Families
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	580-599 (Oct-2007) 600-619 (Jun-2007) 620-639 (Jun-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Paid off 1st Loan
Purpose of loan: Rebuilding credit
This loan will be used to...
pay off personal loan to parents
My financial situation:
I am a good candidate for this loan because...
I am serious about rebuilding my credit, I will have automatic payments taken out to pay the payments.

Monthly net income: $3500.00
Monthly expenses: $125.00
Housing: $675.00
Insurance: $40.00
Car expenses: $500.00
Utilities: $150.00
Phone, cable, internet: $75.00
Food, entertainment: $200.00
Clothing, household expenses: $50.00
Credit cards and other loans: $25.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 498434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1997	Debt/Income ratio:	43%
Credit score:	680-699 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,134	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	hope-viola	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Coronado
Purpose of loan:
This loan will be used to...Purucahse a foreclosed property.

My financial situation:
I am a good candidate for this loan because...I pay creditors on time and have a solid credit history.

Monthly net income: $ 1870.00
Monthly expenses: $
Housing: $
Insurance: $ 200.00
Car expenses: $ 279.66
Utilities: $
Phone, cable, internet: $ 61.00
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $ 240.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 498440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$282.00

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2007	Debt/Income ratio:	20%
Credit score:	740-759 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	rate-genome	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Visit home loan
Purpose of loan: medication
This loan will be used to...go to Thailand and check my health.

My financial situation: I have money to do it but I will not have money spare for emergency situation.
I am a good candidate for this loan because...I can pay back for sure.

Monthly net income: $2200(not include taxs)
Monthly expenses: $1000
Housing: $300
Insurance: $no
Car expenses: $314
Utilities: $100
Phone, cable, internet: $80
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $no
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 498526
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	12.99%	Borrower rate/APR:	13.99% / 16.15%	Monthly payment:	$341.73

Lender servicing fee:	1.00%	Effective Yield*:	12.77%
		Estimated return*:	6.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-2000	Debt/Income ratio:	14%
Credit score:	720-739 (Mar-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	15 / 14	Length of status:	6y 0m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,711	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Bankcard utilization:	10%
		Homeownership:	No
Screen name:	a-fairness-mogul	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
concrete pump
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3000
Monthly expenses: $1000
Housing: $430
Insurance: $80
Car expenses: $100
Utilities: $80
Phone, cable, internet: $120
Food, entertainment: $150
Clothing, household expenses: $100
Credit cards and other loan0
Other expenses: $0
Information in the Description is not verified.